EXHIBIT 99
----------

                   AMLI RESIDENTIAL PROPERTIES TRUST
                     FINANCIAL AND OPERATING DATA
                          September 30, 1996


           1.    Funds from Operations

           2.    Statements of Operations

           3.    Balance Sheets

           4.    Selected Financial Information

           5.    Debt

           6.    Debt Maturities

           7. Same Community Comparison - Wholly-Owned - three months ended September 30, 1996 and 1995

           8. Same Community Comparison - Wholly-Owned - nine months ended September 30, 1996 and 1995

           9.    Same Community Comparison - Wholly-Owned & Co-
                 Investments - three months ended September 30, 1996 and
                 1995

           10.   Same Community Comparison - Wholly-Owned & Co-
                 Investments - nine months ended September 30, 1996 and
                 1995

           11.   Property Information

           12.   Development Activities



AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                        1996
                                                  Three Months Ended                1995          1994
                                      ---------------------------------------    Year ended    Year ended
                                        Sept. 30       June 30       Mar. 31      Dec. 31       Dec. 31,
                                        --------      --------       --------    ----------    ----------
                                                                                                 PRO FORMA
REVENUES
--------
Property revenues:
  Rental                                $ 18,223      $ 17,766       $ 17,431      $ 69,341      $ 61,480
  Other                                      902           814            711         2,797         2,347
                                        --------      --------       --------      --------      --------
    Total Property Revenues               19,125        18,580         18,142        72,138        63,827
                                        --------      --------       --------      --------      --------
Property operating expenses               (7,858)       (7,634)        (7,237)      (28,451)      (24,957)
Property management fees                    (478)         (464)          (454)       (1,803)       (1,602)
                                        --------      --------       --------      --------      --------
  Property expenses                       (8,336)       (8,098)        (7,691)      (30,254)      (26,559)
Operating expense ratio                    43.6%         43.6%          42.4%         41.9%         41.6%
                                        --------      --------       --------      --------      --------
  Net operating income                    10,789        10,482         10,451        41,884        37,268
                                        --------      --------       --------      --------      --------
OTHER INCOME
------------
 Share of Service
  Companies' income (loss)                    (8)          (95)           (56)            3           100
 Interest from Service Companies             113           114            114           455           455
 Other interest                              127           140            125           407           491
 Share of partnerships cash flow             593           486            256           466           197
 Fee income - acquisitions                     0            92            158           220             0
 Fee income - developments                   363            99             32           206           267
 Fee income - asset management               143           143             77           224            38
 Other                                        35            45             25           189           261
                                        --------      --------       --------      --------      --------


AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS - CONTINUED

                                                        1996
                                                  Three Months Ended                1995          1994
                                      ---------------------------------------    Year ended    Year ended
                                        Sept. 30       June 30       Mar. 31      Dec. 31       Dec. 31,
                                        --------      --------       --------    ----------    ----------
                                                                                                 PRO FORMA

  Total other income                       1,366         1,024            731         2,170         1,809
 General and administrative                 (575)         (532)          (596)       (1,932)       (1,407)
                                        --------      --------       --------      --------      --------
EBITDA                                    11,580        10,974         10,586        42,122        37,670
                                        --------      --------       --------      --------      --------

Interest expense                          (3,167)       (2,996)        (2,818)      (12,926)      (10,253)
Amortization of deferred costs              (253)         (400)          (451)       (1,792)       (2,415)
                                        --------      --------       --------      --------      --------
Funds from operations (FFO)             $  8,160      $  7,578       $  7,317      $ 27,404      $ 25,002

Capital expenditures paid from FFO          (454)         (394)          (333)       (1,714)         (893)
Other (Co-investments Cap exp)               (12)          (12)            (9)          (29)            0
                                        --------      --------       --------      --------      --------
Funds available for distribution (FAD)  $  7,694      $  7,172       $  6,975      $ 25,661      $ 24,109
                                        --------      --------       --------      --------      --------

FFO per share                           $   0.52      $   0.48       $   0.48      $   1.90      $   1.73
FAD per share                           $   0.49      $   0.46       $   0.46      $   1.78      $   1.67

Dividend per share                      $   0.43      $   0.43       $   0.43      $   1.72      $   1.68

Dividend as a % of FFO                     83.2%         89.3%          89.6%         90.5%         96.9%
Dividend as a % of FAD                     88.3%         94.4%          94.0%         96.7%        100.5%



AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                        1996
                                                  Three Months Ended                1995          1994
                                      ---------------------------------------    Year ended    Year ended
                                        Sept. 30       June 30       Mar. 31      Dec. 31       Dec. 31,
                                        --------      --------       --------    ----------    ----------

REVENUES
--------
Property Revenue:
 Rental                                 $ 18,223      $ 17,766       $ 17,431      $ 69,341      $ 61,123
 Other                                       902           814            711         2,797         2,338
Interest from and share of Service
  Companies' income (loss)                   105            19             58           458           498
Other interest                               127           140            125           407           491
Other                                        715           508            373           874           765
                                        --------      --------       --------      --------      --------
    Total Revenue                       $ 20,072      $ 19,247       $ 18,698      $ 73,877      $ 65,215
                                        --------      --------       --------      --------      --------


AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                        1996
                                                  Three Months Ended                1995          1994
                                      ---------------------------------------    Year ended    Year ended
                                        Sept. 30       June 30       Mar. 31      Dec. 31       Dec. 31,
                                        --------      --------       --------    ----------    ----------

EXPENSES
--------
Personnel                                  1,704         1,727          1,594         6,287         5,290
Advertising and promotion                    519           478            472         1,702         1,465
Utilities                                  1,165         1,001          1,066         4,125         3,782
Building repairs and maintenance           1,344         1,182          1,115         4,554         3,999
Landscaping and grounds maintenance          436           524            331         1,811         1,405
Real estate taxes                          2,136         2,173          2,120         7,947         7,169
Insurance                                    251           253            234           914           843
Other operating expenses                     303           296            305         1,111           881
Property management fees                     478           464            454         1,803         1,422
Interest, net of capitalized               3,167         2,996          2,818        12,926        11,557
Amortization of deferred costs               253           400            451         1,792         2,448
Depreciation of real property              2,259         2,133          2,121         8,704         7,894
Depreciation of personal property            700           593            548         2,081         2,733
General and administrative                   575           532            596         1,932         1,616
                                        --------      --------       --------      --------      --------
    Total expenses                        15,290        14,752         14,225        57,689        52,504
                                        --------      --------       --------      --------      --------
Non-recurring item income (expense)            0           584              0           818           749
                                        --------      --------       --------      --------      --------
Income before taxes, minority
 interest and extraordinary item           4,782         5,079          4,473        17,006        13,460
                                        --------      --------       --------      --------      --------
Income taxes                                   0             0              0             0            62
                                        --------      --------       --------      --------      --------


AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                        1996
                                                  Three Months Ended                1995          1994
                                      ---------------------------------------    Year ended    Year ended
                                        Sept. 30       June 30       Mar. 31      Dec. 31       Dec. 31,
                                        --------      --------       --------    ----------    ----------

Income (loss) before minority
 interest and extraordinary items          4,782         5,079          4,473        17,006        13,398
Minority interest                            878           920            807         3,287         2,681
                                        --------      --------       --------      --------      --------
Income (loss) before extraordinary
  items                                    3,904         4,159          3,666        13,719        10,717
Extraordinary items net of minority
 interests                                     0        (1,118)             0             0        (2,007)
                                        --------      --------       --------      --------      --------
Net income (loss)                       $  3,904      $  3,041       $  3,666      $ 13,719      $  8,710
Net income (loss) allocable to
 preferred shares                            473           473            327             0             0
                                        --------      --------       --------      --------      --------
Net income (loss) allocable to
 common shares                          $  3,431      $  2,568       $  3,339      $ 13,719      $  8,710
                                        ========      ========       ========      ========      ========
INCOME (LOSS) PER COMMON SHARE:
 Before extra-ordinary item             $   0.28      $   0.31       $   0.29      $   1.18      $   0.92
 Extraordinary item                     $   0.00     ($   0.09)      $   0.00      $   0.00      $  (0.17)
 Income per common share                $   0.28      $   0.22       $   0.29      $   1.18      $   0.75
                                        ========      ========       ========      ========      ========


AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED

                                                        1996
                                                  Three Months Ended                1995          1994
                                      ---------------------------------------    Year ended    Year ended
                                        Sept. 30       June 30       Mar. 31      Dec. 31       Dec. 31,
                                        --------      --------       --------    ----------    ----------
                                                                                                 PRO FORMA
FUNDS FROM OPERATIONS
---------------------
Income (loss) before taxes, minority
 interest and extraordinary item        $  4,782      $  5,079        $ 4,473      $ 17,006      $ 14,878
                                        --------      --------       --------      --------      --------
Depreciation of real property              2,259         2,133          2,121         8,704         7,894
Depreciation of personal property            700           593            548         2,081         2,733
Non-recurring items                            0          (584)             0          (818)         (749)
Other                                        419           357            175           431           246
                                        --------      --------       --------      --------      --------
Funds from operations (FFO)             $  8,160      $  7,578        $ 7,317      $ 27,404      $ 25,002
FFO per share                           $   0.52      $   0.48        $  0.48      $   1.90      $   1.73
                                        --------      --------       --------      --------      --------

Capital expenditures paid from FFO      $   (454)    ($    394)      $   (333)     $ (1,714)     $   (893)
Other (Co-investments Cap exp)               (12)          (12)            (9)          (29)            0
                                        --------      --------       --------      --------      --------

Funds available for distribution (FAD)  $  7,694      $  7,172        $ 6,975      $ 25,661      $ 24,109
FAD per share                           $   0.49      $   0.46        $  0.46      $   1.78      $   1.67
                                        --------      --------       --------      --------      --------

Dividends per share                     $   0.43      $   0.43       $   0.43      $   1.72      $   1.68
                                        ========      ========       ========      ========      ========
Dividends as a % of FFO                    83.2%         89.3%          89.6%         90.5%         96.9%
Dividends as a % of FAD                    88.3%         94.4%          94.0%         96.7%        100.5%
                                        ========      ========       ========      ========      ========



AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS
Unaudited - Dollars in thousands except per share data


                                        Sept. 30      June 30,        Mar. 31,      Dec. 31,      Dec. 31,
                                          1996          1996           1996          1995          1994
                                        --------      --------       --------      --------      --------
ASSETS
------
Rental apartments
 Land                                   $ 59,854      $ 58,643       $ 58,643      $ 58,643      $ 59,723
 Depreciable property                    372,317       361,879        361,330       361,011       375,713
                                        --------      --------       --------      --------      --------
                                         432,171       420,522        419,973       419,654       435,436
 Less accumulated depreciation           (47,511)      (44,552)       (41,826)      (39,157)      (29,574)
                                        --------      --------       --------      --------      --------
                                         384,660       375,970        378,147       380,497       405,862

Property under development                43,344        50,597         42,763        23,211        16,326
Investments in partnerships               28,438        24,351         17,758        12,255         2,948
Cash and cash equivalents                  3,643         4,459          2,080         2,829         4,010
Security deposits                          1,775         1,881          1,874         1,880         2,049
Deferred costs, net                        2,339         2,509          4,922         5,415         6,211
Other assets                               9,949        10,573          9,419         7,140         5,213
                                        --------      --------       --------      --------      --------
Total assets                            $474,148      $470,340       $456,963      $433,227      $442,619
                                        ========      ========       ========      ========      ========
LIABILITIES AND SHAREHOLDERS EQUITY
-----------------------------------
Debt                                    $233,567      $230,888       $218,267      $215,255      $217,687
Accrued interest payable                   1,273           992          1,127         1,230         1,137
Accrued real estate taxes                  6,974         5,057          3,577         6,471         6,212
Construction costs payable                 2,432         1,821          2,213         1,369           591
Security deposits and prepaid rents        2,369         2,191          2,185         2,439         2,699
Other liabilities                          1,836         1,701          1,741         1,223         1,389
                                        --------      --------       --------      --------      --------
Total liabilities                        248,451       242,650        229,110       227,987       229,715
                                        --------      --------       --------      --------      --------
Minority interest                         41,409        41,814         40,249        39,077        42,743
                                        --------      --------       --------      --------      --------


AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS - CONTINUED


                                        Sept. 30      June 30,        Mar. 31,      Dec. 31,      Dec. 31,
                                          1996          1996           1996          1995          1994
                                        --------      --------       --------      --------      --------

Shareholders' equity
 Preferred shares, $.01 par value             11            11             11
 Shares of beneficial interest,
   $.01 par value                            118           118            118           117           115
 Additional paid-in capital              242,487       242,433        241,657       218,752       216,577
 Retained earnings                       (10,094)      (13,998)       (17,039)      (20,705)      (34,424)
 Dividends paid                          (48,234)      (42,688)       (37,143)      (32,001)      (12,107)
                                        --------      --------       --------      --------      --------
   Total shareholders' equity            184,288       185,876        187,604       166,163       170,161
                                        --------      --------       --------      --------      --------
   Total liabilities and
    shareholders' equity                $474,148      $470,340       $456,963      $433,227      $442,619
                                        ========      ========       ========      ========      ========





                                      Amli Residential Properties Trust
                                  Selected Quarterly Financial Information
                                             September 30, 1996
                                  (in thousands except for per share data)


                                        Sept. 30      June 30,        Mar. 31,      Dec. 31,      Dec. 31,
                                          1996          1996           1996          1995          1994
                                        --------      --------       --------      --------      --------
Total Debt                              $233,567      $230,888       $218,267       $215,255     $217,687
Total Debt (1)                           270,374       267,348        244,149        227,204      223,495

Total Shares and
 Units Outstanding (2)                    15,799        15,796         15,653         14,427       14,427
Value per Common Share
 - end of quarter                       $ 20.875      $ 20.750       $ 20.125      $   20.00     $  18.75

Total Equity (Market
 Value) - end of quarter                 329,802       327,775        315,014        288,534      270,501

Total Market Capitalization              563,369       558,663        533,281        503,789      488,188
Total Market Capitalization (1)          600,176       595,123        559,163        515,738      493,996
                                        ========      ========       ========       ========     ========

Total Revenues (3)                        20,072        19,247         18,698         18,464       17,651
EBITDA (4)                                11,580        10,974         10,586         10,497       10,432

FFO                                        8,160         7,578          7,317          6,965        6,747
FAD                                        7,694         7,172          6,975          6,531        6,471

Dividends Paid                             6,792         6,731          6,322          6,203        6,059

Debt service (excluding
 capitalized interest)                     3,645         3,279          3,060          3,320        3,384
Interest Expense                           3,167         2,996          2,818          3,082        3,203

G & A Expense                                575           532            596            486          391

Total Shares and
 Units Outstanding
 - Wtd. Avg.                              15,798        15,746         15,254         14,427       14,427
                                        ========      ========       ========       ========     ========



                                      Amli Residential Properties Trust
                            Selected Quarterly Financial Information - CONTINUED
                                             September 30, 1996
                              (dollars in thousands except for per share data)

                                        Sept. 30      June 30,        Mar. 31,      Dec. 31,      Dec. 31,
                                          1996          1996           1996          1995          1994
                                        --------      --------       --------      --------      --------

Debt Service Coverage Ratio                 3.18          3.35           3.46          3.16          3.08
Interest Coverage Ratio                     3.66          3.66           3.76          3.41          3.26

Debt as % of Total
 Market Capitalization                    41.46%        41.33%         40.93%        42.73%        44.59%
Debt as % of Total
 Market Capitalization (1)                45.05%        44.92%         43.66%        44.05%        45.24%
EBITDA as % of Total
 Market Capitalization                     8.22%         7.86%          7.94%         8.33%         8.55%
FFO as % of Total
 Market Equity                             9.90%         9.25%          9.29%         9.66%         9.98%

G&A as % of Total
 Market Capitalization                     0.41%         0.38%          0.45%         0.39%         0.32%
G&A as % of Total Revenues                 2.86%         2.76%          3.19%         2.63%         2.22%

Dividends as % of FFO                      83.2%         89.3%          89.6%         89.1%         89.8%
Dividends as % of FAD                      88.3%         94.4%          94.0%         95.0%         93.6%
                                        ========      ========       ========      ========      ========

Apartment Units - Wholly Owned
  In Operation                             9,824         9,600          9,600         9,600         9,789
  Under Development                        1,404           884            612           612           456
Apartment Units - Co-Investment
  In Operation                             3,677         3,175          2,687         2,245         1,451
  Under Development                        1,324         1,170            948           948           502
                                        --------      --------       --------      --------      --------
    Total Units                           16,229        14,829         13,847        13,405        12,198
                                        ========      ========       ========      ========      ========

   (1)  Including proportionate share of debt of Co-investment partnerships accounted for using the equity method.
   (2)  Including 1,100,000 preferred shares convertible to common shares.
   (3)  Excluding non-recurring gain of $960 in the third quarter of 1994 and $1,564 in the third quarter of 1995 and $751 in the second quarter of 1996.
   (4)  Includes other income, net of G & A expenses.



                                      Amli Residential Properties Trust
                                                    Debt
                                             September 30, 1996
                                               (in thousands)
                                                           Harris
                              Fixed     Tax     Wachovia    LOC/     First
                   Total      Rate      Exempt   Line of   Const.    Chgo./
                   Debt     Mortgages   Bonds    Credit     Loan      NBD       Other
                 --------  ----------  -------  -------   --------  --------   --------
Dec. 31, 1994    $217,687     54,845    40,750   19,518     2,989               99,585
  Borrowings        7,527                         1,027                          6,500
  Repayments       (1,367)      (203)                      (1,164)
                 --------   --------  --------  -------   -------   --------  --------
Mar. 31, 1995    $223,847     54,642    40,750   20,545     1,825              106,085
 Borrowings         9,159                         2,855     1,304       500      4,500
 Repayments          (204)      (204)
                  --------  --------  --------  -------   -------   --------  --------
Jun. 30, 1995    $232,802     54,438    40,750   23,400     3,129       500    110,585
 Borrowings        21,375     13,800              7,575
 Repayments       (44,137)      (208)                      (3,129)             (40,800)
                 --------   --------  --------  -------   -------  --------   --------
Sep. 30, 1995    $210,040     68,030    40,750   30,975         0       500     69,785
 Borrowings         5,453                         1,560       250     1,843      1,800
 Repayments          (238)      (238)
                 --------   --------  --------  -------   -------  --------   --------
Dec. 31, 1995    $215,255     67,792    40,750   32,535       250     2,343     71,585
 Borrowings         9,504                                     491     5,606      3,407
 Repayments        (6,492)      (242)                        (250)              (6,000)
                 --------   --------  --------  -------   -------  --------   --------
Mar. 31, 1996    $218,267     67,550    40,750   32,535       491     7,949     68,992
 Borrowings        89,095     85,234                        1,361     2,500
 Repayments       (76,474)      (283)                                (7,949)   (68,242)
                 --------   --------  --------  -------   -------  --------   --------
Jun. 30, 1996     230,888    152,501    40,750   32,535     1,852     2,500        750
                 --------   --------  --------  -------   -------  --------   --------
Borrowings          3,157                                   1,657     1,500
Repayments           (478)      (478)
                 --------   --------  --------  -------   -------  --------   --------
Sep. 30, 1996    $233,567   $152,023  $ 40,750  $32,535   $ 3,509  $  4,000   $    750
                 ========   ========  ========  =======   =======  ========   ========
Amount Capped                         $ 31,250    5,845

Capped To                              Feb 15,   Feb 15,
                                         1997     1998
Maximum Effective
 Rate - Capped Portion                   4.23%    5.38%
                                       =======  =======


                                      Amli Residential Properties Trust
                                              Debt - CONTINUED



Tax Exempt Bonds          All-in rate reflects maximum (including all Housing Authority, Trustee, and Credit
                          Enhancement Costs) effective rate with 3% rate cap in place.

Wachovia $60 Million
  Line of Credit          Interest at LIBOR+135.  $14,000 has been swapped to a 6.65% fixed rate to February 24,
                          1997, $12,400 has been swapped to a 6.47% fixed rate to February 15, 1997 and $5,845 has been capped based on 30 day LIBOR of 3.875% through February 15, 1998.  On July 8,
                          1996, this facility was increased to $60 million and the pricing on the outstanding balances was lowered to LIBOR + 135% (LIBOR + 1.65% on construction loans until stabilized).



                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                       PORTFOLIO INDEBTEDNESS SUMMARY
                                             September 30, 1996
                                           (Dollars in thousands)
RATE ASSUMPTIONS
LIBOR            5.44%
LIBOR Cap        3.88%
Tax Exempt       3.35%      F = Fixed Rate
Tax Exempt Cap   3.00%      V = Variable Rate

                                   Original     Outstand-                                          Maturity
                                     /Max          ing       Interest                    Maturity   (years)
Borrower         Lender             Amount       Balance       Rate       Rate            Date      9/30/96
----------       ----------       --------      ---------   ---------     ----------     --------  --------
F ARP, L.P.      IDS American Express$  5,000       4,783       9.38%                      3/1/97       0.4
F ARP, L.P.      Lincoln National     4,800         4,447       9.90%                     9/28/97       1.0
F ARP, L.P.      Prudential           8,500         8,177       7.70%                    10/31/97       1.1
F ARP, L.P.      Allstate             7,060         6,697       7.42%                     11/1/97       1.1
F ARP, L.P.      Prudential           4,800         4,550       7.05%                     6/30/98       1.7
F ARP, L.P.      Prudential           7,050         6,714       7.02%                     10/5/98       2.0
F ARP, L.P.      CIGNA               31,000        30,927       7.30%                      7/1/03       6.8
F ARP, L.P.      CIGNA               11,000        10,974       7.34%                      7/1/03       6.8
F ARP, L.P.      Fleet                7,320         7,034       7.75%                      7/1/03       6.8
F ARP, L.P.      Nationwide          11,500        10,950       7.63%                     7/10/03       6.8
F ARP, L.P.      TIAA                20,100        13,701       8.73%                      9/1/05       8.9
F ARP, L.P. (1)  FNMA                43,907        43,069       7.79%                      5/1/06       9.6
------------------------------------------------------------------------------------------------------------------
V ARP, L.P.      Harris Trust & Savings6,230        3,509       7.44%     LIBOR + 2.00%   10/9/96       0.0
V ARP, L.P.      First Chicago NBD   29,500         4,000       7.09%     LIBOR + 1.65%   2/28/98       1.4
V ARP, L.P. (2)  Wachovia Bank       50,000        32,535       6.47%     LIBOR + 1.35%   5/31/98       1.7
------------------------------------------------------------------------------------------------------------------
V ARP, L.P. (3)  Tax-Exempt Bonds    31,250        31,250       4.23%     Tax Ex + 1.23%  9/30/99       3.0
V ARP, L.P.      Tax-Exempt Bonds     9,500         9,500       4.58%     Tax Ex + 1.23%  9/30/99       3.0
------------------------------------------------------------------------------------------------------------------
F ARP, L.P.      AIA                    750           750       4.00%                     Demand         -
------------------------------------------------------------------------------------------------------------------
  TOTAL                             289,268       233,567       6.93%                                   5.0
==================================================================================================================
  Co-Investments (4) Various         47,579        36,807       7.78%                     Various       6.4
------------------------------------------------------------------------------------------------------------------
  TOTAL including Co-Investment    $336,847      $270,374       7.05%                                   5.2
==================================================================================================================



                                                    Percent of                     Interest      Years to
Type of Indebtedness                  Balance         Total         Interest         Rate        Maturity
--------------------                 --------      -----------     ----------     ---------     ----------
Conventional Fixed Rate              $152,023            65.1%          Fixed         7.76%            6.5
Tax-exempt Variable Rate               40,750            17.4%       Variable         4.31%            3.0
Credit Facilities                      40,044            17.1%       Variable         6.50%            1.5
Other                                     750             0.3%          Fixed         4.00%             -
                                     --------           ------                        -----            ---
Total                                $233,567           100.0%                        6.93%            5.0
                                     ========           ======                        =====            ===

(1)  The outstanding balance is net of $645 representing the unamortized discount from the sale of the FNMA certificates.
(2)  $12,400 swapped to 6.47% fixed rate through February 15, 1997 and $14,000 swapped to 6.65% fixed rate through
     February 24, 1997.  $5,845 has been capped based on LIBOR = 3.875%.  All in note reflects LIBOR + 135.
(3)  Tax-Exempt Bonds:  $31,250 has been capped with the tax-exempt rate = 3.0%.  All in rate reflects maximum effective rate including Housing Authority, Trustee and Credit Enhancement Costs.  Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.
(4)  Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.



                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                       PORTFOLIO INDEBTEDNESS SUMMARY
                                             September 30, 1996
                                           (Dollars in thousands)

                                            CO-INVESTMENT DETAIL

                                                                               Maturity
                                     Original/  Outstand-                       (years)
                                        Max        ing     Interest Maturity     from
Property            Lender            Amount     Balance     Rate     Date      9/30/96    AMLI %    AMLI $
--------            ------          ---------  ----------  -------- --------   --------    ------    ------
AMLI AT:
 Park Place         Prudential          13,000     12,672     8.21% 10/05/99        3.0       25%     3,168
 Greenwood Forest   Nationwide          11,625     11,625     8.95% 05/10/02        5.6       15%     1,744
 Champions Park     Lincoln National     9,500      9,119     7.26% 12/05/97        1.2       15%     1,368
 Champions Centre   Prudential           6,700      6,700     8.93% 01/01/02        5.3       15%     1,005
 Windbrooke         Allstate            11,500     11,500     9.24% 02/01/02        5.3       15%     1,725
 Chevy Chase        CIGNA               29,767     29,767     6.67% 04/01/03        6.5       33%     9,823
 Willowbrook        NML                 24,500     24,500     7.79% 05/01/03        6.6       40%     9,800
 Willeo Creek       Phoenix Home Life   10,000     10,000     6.77% 05/01/03        6.6       30%     3,000
 Pleasant Hill      NML                 15,500     12,627     9.15% 03/01/07       10.4       40%     5,051
 Barrett Lakes      NML                 16,700          1     8.50% 12/01/09       13.2       35%       --
 River Exchange     Erie Insurance       9,100          0     7.75% 06/27/08       11.7       40%       --
 Prairie Court      Bonds                7,250      7,250     8.00% 12/01/99        3.2        1%        73
 Towne Creek        Erie Insurance       5,000      5,000     9.50% 11/30/99        3.2        1%        50
                                       -------    -------     -----                ----     -----    ------
                                       170,142    140,761     7.77%                 6.4     26.1%    36,807
                                       =======    =======     =====                ====     =====    ======



AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES
SEPTEMBER 30, 1996
Unaudited - dollars in thousands

                                                                                 There-              % to
                                   1996     1997      1998    1999     2000      after      Total    Total
                                  ------  -------   ------- -------  -------   --------   --------  ------
Fixed Rate Mortgages              $  541  $25,936   $12,813  $1,981   $2,127   $108,625   $152,023   65.1%
Tax Exempt Bonds*                                                                40,750     40,750   17.4%
Wachovia Line of Credit                              32,535                                 32,535   13.9%
First Chicago Line
 of Credit                                            4,000                                  4,000    1.7%
Harris Line of Credit              3,509                                                     3,509    1.5%
Other                                750                                                       750    0.3%
                                  ------  -------   ------- -------  -------   --------   --------  ------

Total Loans                       $4,800  $25,936   $49,348  $1,981   $2,127   $149,375   $233,567  100.0%
                                  ======  =======   =======  ======   ======   ========   ========  ======

  Percent to Total                  2.1%    11.1%     21.1%    0.8%     0.9%      64.0%     100.0%   86.4%
                                  ======  =======   =======  ======   ======   ========   ========  ======

SHARE OF CO-INVESTMENT DEBT

Prudential Ins. -
  Park Place (25%)                    12       49        53   3,054                          3,168    8.6%
Nationwide Life Ins. -
  Greenwood Forest (15%)                                  3       5        5      1,731      1,744    4.7%
Lincoln National Ins. -
  Champions Park (15%)                 4    1,364                                            1,368    3.7%
Prudential Ins. -
  Champions Centre (15%)                        8         9      10       11        967      1,005    2.7%
Allstate Life Ins. -
  Windbrooke (15%)                                       14      16       18      1,677      1,725    4.7%
CIGNA -
  Chevy Chase (33%)                           104       165     177      189      9,188      9,823   26.7%
Northwestern Mutual Life Ins. -
  Willowbrook (40%)                            76       139     150      162      9,273      9,800   26.6%
Phoenix Mutual -
  Willeo Creek (30%)                           23        49      53       56      2,819      3,000    8.2%



AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES - CONTINUED


                                                                                 There-               % to
                                    1996    1997      1998    1999     2000      after      Total    Total
                                    ----  -------   ------- -------  -------   --------   --------  ------
Northwestern Mutual Life Ins. -
  Pleasant Hill (40%)                                                             5,051      5,051   13.7%
Northwestern Mutual Life Ins. -
  Barrett Lakes (35%)                                                                 0          0    0.0%
Erie Insurance -
  River Park (40%)                                                                    0          0    0.0%
Central Bank, Trustee -
  Prairie Court (1%)                                             73                             73    0.2%
Erie Insurance -
  Towne Creek (1%)                                               50                             50    0.1%
                                  ------  -------   ------- -------  -------   --------   --------  ------
Total Share of
 Co-Investment Loans              $   16   $1,624   $   432  $3,588     $441   $ 30,706   $ 36,807  100.0%
                                  ======  =======   =======  ======   ======   ========   ========  ======
  Percent to Total                  0.0%     4.4%      1.2%    9.7%     1.2%      83.4%     100.0%   13.6%
                                  ======  =======   =======  ======   ======   ========   ========  ======
Total Including Share
 of Co-Investment Debt            $4,816  $27,560   $49,780  $5,569   $2,568   $180,081   $270,374  100.0%
                                  ======  =======   =======  ======   ======   ========   ========  ======
Percent to Total                    1.8%    10.2%     18.4%    2.1%     0.9%      66.6%     100.0%  100.0%
                                  ======  =======   =======  ======   ======   ========   ========  ======


     *  The Bonds mature in October 2024 but the credit enhancement expires on October 15, 1999.




          AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
             THREE MONTHS ENDED SEPTEMBER 30, 1996 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1995

Excluding Sope IV, Autumn Chase II and Gleneagles II

                                        7/1/96-9/30/96                            7/1/95-9/30/95
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                            94.9%                          -2.9%        97.8%
  Atlanta                           94.3%                          -2.1%        96.4%
  Austin                            92.3%                          -4.6%        96.7%
  Indianapolis                      93.5%                          -2.7%        96.1%
  Eastern Kansas                    93.0%                          -2.7%        95.5%
  Chicago                           94.1%                          -3.5%        97.5%
                                    -----                          -----        -----
     Weighted Average               94.2%                          -2.9%        96.9%
                                    =====                          =====        =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                       $622                 3.7%                    $600
  Atlanta                                      $725                 5.9%                    $685
  Austin                                       $658                 4.4%                    $630
  Indianapolis                                 $565                 2.1%                    $553
  Eastern Kansas                               $649                 4.3%                    $622
  Chicago                                      $875                 1.6%                    $861
                                               ----                 ----                    ----
     Weighted Average                          $653                 4.1%                    $627
                                               ====                 ====                    ====

TOTAL PROPERTY REVENUES                           Per Month                                 Per Month
-----------------------                          ----------                                ----------
Dallas                       $  7,563,361      $617        $0.75    1.9%  $ 7,420,212       $605     $0.73
Atlanta                      $  4,672,903      $712        $0.76    5.4%  $ 4,435,013       $676     $0.72
Austin                       $  1,786,802      $637        $0.87    2.1%  $ 1,749,351       $624     $0.85
Indianapolis                 $  1,692,192      $566        $0.69    1.7%  $ 1,663,792       $557     $0.68
Eastern Kansas               $  1,733,235      $636        $0.74    2.4%  $ 1,692,888       $621     $0.72
Chicago                      $    694,455      $915        $1.07   -0.2%  $   695,999       $917     $1.07
                             ------------      ----        -----   -----  -----------       ----     -----
    Total                    $ 18,142,947      $646        $0.76    2.8%  $17,657,253       $628     $0.74
                             ============      ====        =====   =====  ===========       ====     =====



    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Sope IV, Autumn Chase II and Gleneagles II

                                        7/1/96-9/30/96                            7/1/95-9/30/95
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------

PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                     $  3,647,670    $3,569        $4.32    5.5%   $3,458,253     $3,384     $4.09
  Atlanta                    $  1,652,886    $3,022        $3.23   -2.3%   $1,690,997     $3,091     $3.30
  Austin                     $    806,640    $3,451        $4.69    2.9%   $  784,041     $3,354     $4.56
  Indianapolis               $    666,464    $2,677        $3.25    6.0%   $  628,554     $2,524     $3.06
  Eastern Kansas             $    713,068    $3,141        $3.65    6.7%   $  668,280     $2,944     $3.42
  Chicago                    $    410,813    $6,495        $7.60   -3.0%   $  423,318     $6,693     $7.83
                             ------------    ------        -----   -----   ----------     ------     -----
    Total                    $  7,897,540    $3,372        $3.98    3.2%   $7,653,444     $3,268     $3.86
                             ============    ======        =====   =====   ==========     ======     =====
Operating Efficiency                43.5%                                       43.3%
                             ============                                  ==========
NET OPERATING INCOME                             PER MONTH                                   PER MONTH
--------------------                             ---------                                  ----------
  Dallas                     $  3,915,691      $319        $0.39   -1.2%  $ 3,961,959       $323     $0.39
  Atlanta                    $  3,020,018      $460        $0.49   10.1%  $ 2,744,015       $418     $0.45
  Austin                     $    980,162      $349        $0.47    1.5%  $   965,310       $344     $0.47
  Indianapolis               $  1,025,728      $343        $0.42   -0.9%  $ 1,035,238       $346     $0.42
  Eastern Kansas             $  1,020,167      $375        $0.44   -0.4%  $ 1,024,608       $376     $0.44
  Chicago                    $    283,642      $374        $0.44    4.0%  $   272,681       $359     $0.42
                             ------------      ----        -----   -----  -----------       ----     -----
    Total                    $ 10,245,407      $365        $0.43    2.4%  $10,003,810       $356     $0.42
                             ============      ====        =====   =====  ===========       ====     =====
Operating Margin                    56.5%                                       56.7%
                             ============                                  ==========
CAPITAL EXPENDITURES                            (ANNUALIZED)                              (ANNUALIZED)
--------------------                            ------------                              ------------
  Dallas                     $    248,991      $244        $0.29  -23.0%     $323,467       $317     $0.38
  Atlanta                    $     55,766      $102        $0.11  -23.9%      $73,317       $134     $0.14
  Austin                     $     43,718      $187        $0.25  -12.2%      $49,808       $213     $0.29
  Indianapolis               $     40,088      $161        $0.20   19.0%      $33,683       $135     $0.16
  Eastern Kansas             $     43,681      $192        $0.22   95.4%      $22,351       $ 98     $0.11
  Chicago                    $     19,371      $306        $0.36  -52.3%      $40,602       $642     $0.75
                             ------------      ----        -----  ------     --------       ----     -----
    Total                    $    451,614      $193        $0.23  -16.9%     $543,228       $232     $0.27
                             ============      ====        =====  ======     ========       ====     =====


    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Sope IV, Autumn Chase II and Gleneagles II

                                        7/1/96-9/30/96                            7/1/95-9/30/95
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------

REPAIRS AND MAINTENANCE                        (ANNUALIZED)                                (ANNUALIZED)
-----------------------                        ------------                                ------------
  Dallas                     $    645,545    $  632        $0.76   26.2%   $  511,703     $  501     $0.61
  Atlanta                    $    227,621    $  416        $0.44  -12.8%   $  260,955     $  477     $0.51
  Austin                     $    111,891    $  479        $0.65  -16.0%   $  133,167     $  570     $0.77
  Indianapolis               $    144,244    $  579        $0.70   16.5%   $  123,867     $  497     $0.60
  Eastern Kansas             $     86,551    $  381        $0.44   -5.7%   $   91,773     $  404     $0.47
  Chicago                    $     96,448    $1,525        $1.78  -23.1%   $  125,366     $1,982     $2.32
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $  1,312,301    $  560        $0.66    5.3%   $1,246,831     $  532     $0.63
                             ============    ======        =====  ======   ==========     ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                               (ANNUALIZED)
-----------------                               ------------                               ------------
  Dallas                     $  1,014,894    $  993        $1.20    7.0%   $  948,165     $  928     $1.12
  Atlanta                    $    331,922    $  607        $0.65    1.9%   $  325,686     $  595     $0.64
  Austin                     $    207,297    $  887        $1.20   -0.8%   $  208,941     $  894     $1.21
  Indianapolis               $    179,025    $  719        $0.87    0.7%   $  177,828     $  714     $0.87
  Eastern Kansas             $    192,334    $  847        $0.98    8.9%   $  176,550     $  778     $0.90
  Chicago                    $    128,183    $2,027        $2.37    2.6%   $  124,926     $1,975     $2.31
                             ------------    ------        -----    ----   ----------     ------     -----
    Total                    $  2,053,655    $  877        $1.03    4.7%   $1,962,096     $  838     $0.99
                             ============    ======        =====    ====   ==========     ======     =====




          AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
              NINE MONTHS ENDED SEPTEMBER 30, 1996 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1995

Excluding Sope IV, Autumn Chase II and Gleneagles II


                                        1/1/96-9/30/96                            1/1/95-9/30/95
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                            95.0%                           -1.5%        96.5%
  Atlanta                           94.4%                           -2.0%        96.3%
  Austin                            93.3%                           -3.4%        96.6%
  Indianapolis                      93.7%                           -0.6%        94.2%
  Eastern Kansas                    91.6%                           -3.1%        94.6%
  Chicago                           94.2%                           -1.2%        95.4%
                                    -----                           -----        -----
    Weighted Average                94.2%                           -1.9%        96.0%
                                    =====                           =====        =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                       $617                  4.2%                   $592
  Atlanta                                      $716                  6.0%                   $676
  Austin                                       $653                  5.1%                   $621
  Indianapolis                                 $565                  3.6%                   $545
  Eastern Kansas                               $643                  4.8%                   $613
  Chicago                                      $881                  4.6%                   $843
                                               ----                  ----                   ----
    Weighted Average                           $648                  4.8%                   $618
                                               ====                  ====                   ====

TOTAL PROPERTY REVENUES                           PER MONTH                                   PER MONTH
-----------------------                           ---------                                   ---------
  Dallas                     $ 22,400,440      $609        $0.74     3.6%  $21,622,558      $588     $0.71
  Atlanta                    $ 13,791,622      $700        $0.75     5.5%  $13,069,311      $664     $0.71
  Austin                     $  5,311,232      $631        $0.86     3.4%  $ 5,135,998      $610     $0.83
  Indianapolis               $  5,000,282      $558        $0.68     3.5%  $ 4,831,888      $539     $0.65
  Eastern Kansas             $  5,052,868      $618        $0.72     2.6%  $ 4,925,163      $603     $0.70
  Chicago                    $  2,095,002      $920        $1.08     5.8%  $ 1,979,678      $869     $1.02
                             ------------      ----        -----     ----   ----------      ----     -----
    Total                    $ 53,651,446      $636        $0.75     4.0%  $51,564,596      $612     $0.72
                             ============      ====        =====     ====  ===========      ====     =====



    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Sope IV, Autumn Chase II and Gleneagles II


                                        1/1/96-9/30/96                            1/1/95-9/30/95
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------

PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                               (ANNUALIZED)
---------------------------                     ------------                               -----------
  Dallas                     $ 10,545,735    $3,440        $4.16     6.3%  $ 9,921,528    $3,236     $3.91
  Atlanta                    $  5,006,701    $3,051        $3.26     3.9%  $ 4,820,089    $2,937     $3.14
  Austin                     $  2,361,979    $3,368        $4.58     8.0%  $ 2,186,977    $3,119     $4.24
  Indianapolis               $  1,902,369    $2,547        $3.09     7.1%  $ 1,776,763    $2,379     $2.89
  Eastern Kansas             $  1,978,068    $2,905        $3.38    10.7%  $ 1,787,521    $2,625     $3.05
  Chicago                    $  1,322,585    $6,970        $8.15     4.4%  $ 1,266,381    $6,674     $7.81
                             ------------    ------        -----    -----  -----------    ------     -----
    Total                    $ 23,117,437    $3,290        $3.88     6.2%  $21,759,259    $3,097     $3.66
                             ============    ======        =====    =====  ===========    ======     =====
Operating Efficiency                43.1%                                        42.2%
                                    =====                                        =====

NET OPERATING INCOME                              PER MONTH                                 PER MONTH
--------------------                              ---------                                 ---------
  Dallas                     $ 11,854,705      $322        $0.39     1.3%  $11,701,031      $318     $0.38
  Atlanta                    $  8,784,921      $446        $0.48     6.5%  $ 8,249,222      $419     $0.45
  Austin                     $  2,949,253      $350        $0.48     0.0%  $ 2,949,022      $350     $0.48
  Indianapolis               $  3,097,912      $346        $0.42     1.4%  $ 3,055,124      $341     $0.41
  Eastern Kansas             $  3,074,801      $376        $0.44    -2.0%  $ 3,137,641      $384     $0.45
  Chicago                    $    772,417      $339        $0.40     8.3%  $   713,297      $313     $0.37
                             ------------      ----        -----    -----  -----------      ----     -----
    Total                    $ 30,534,009      $362        $0.43     2.4%  $29,805,337      $354     $0.42
                             ============      ====        =====    =====  ===========      ====     =====
Operating Margin                    56.9%                                        57.8%
                                    =====                                        =====

CAPITAL EXPENDITURES                            (ANNUALIZED)                              (ANNUALIZED)
--------------------                            -------------                             ------------
  Dallas                     $    559,163      $182        $0.22   -20.2%   $  700,546      $228     $0.28
  Atlanta                    $    231,358      $141        $0.15    20.4%   $  192,112      $117     $0.12
  Austin                     $    140,637      $201        $0.27    20.8%   $  116,405      $166     $0.23
  Indianapolis               $     91,100      $122        $0.15    30.2%   $   69,946       $94     $0.11
  Eastern Kansas             $     80,621      $118        $0.14    47.2%   $   54,781       $80     $0.09
  Chicago                    $     67,704      $357        $0.42   -29.6%   $   96,156      $507     $0.59
                             ------------      ----        -----   ------   ----------      ----     -----
    Total                    $  1,170,583      $167        $0.20    -4.8%   $1,229,946      $175     $0.21
                             ============      ====        =====   ======   ==========      ====     =====



    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Sope IV, Autumn Chase II and Gleneagles II


                                        1/1/96-9/30/96                            1/1/95-9/30/95
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------

REPAIRS AND MAINTENANCE                         (ANNUALIZED)                               (ANNUALIZED)
-----------------------                         ------------                               ------------
  Dallas                     $  1,703,773      $556        $0.67    21.0%   $1,408,150    $  459     $0.56
  Atlanta                    $    645,761      $394        $0.42    -0.2%   $  646,956    $  394     $0.42
  Austin                     $    324,712      $463        $0.63    -1.9%   $  330,942    $  472     $0.64
  Indianapolis               $    361,336      $484        $0.59    14.9%   $  314,425    $  421     $0.51
  Eastern Kansas             $    259,626      $381        $0.44    16.4%   $  223,062    $  328     $0.38
  Chicago                    $    279,917    $1,475        $1.73     0.1%   $  279,687    $1,474     $1.72
                             ------------    ------        -----    -----   ----------    ------     -----
    Total                    $  3,575,124      $509        $0.60    11.6%   $3,203,221    $  456     $0.54
                             ============    ======        =====    =====   ==========    ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                              (ANNUALIZED)
-----------------                               ------------                              ------------
  Dallas                     $  3,008,678    $  981        $1.19     6.2%   $2,832,467    $  924     $1.12
  Atlanta                    $  1,076,930    $  656        $0.70    10.2%   $  977,058    $  595     $0.64
  Austin                     $    621,891    $  887        $1.20    -0.8%   $  626,823    $  894     $1.21
  Indianapolis               $    537,075    $  719        $0.87     0.7%   $  533,484    $  714     $0.87
  Eastern Kansas             $    568,289    $  834        $0.97     7.3%   $  529,650    $  778     $0.90
  Chicago                    $    416,933    $2,197        $2.57    -1.9%   $  425,074    $2,240     $2.62
                             ------------    ------        -----    -----   ----------    ------     -----
    Total                    $  6,229,796    $  887        $1.05     5.2%   $5,924,556    $  843     $1.00
                             ============    ======        =====     ====   ==========    ======     =====



 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
             THREE MONTHS ENDED SEPTEMBER 30, 1996 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 1995

Excluding Sope IV, Autumn Chase II, Gleneagles II, Greenwood Forest, Pleasant Hill, Willeo Creek, Windbrooke,
Chevy Chase and Willowbrook

                                        7/1/96-9/30/96                            7/1/95-9/30/95
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                            94.9%                           -2.9%        97.8%
  Atlanta                           94.3%                           -2.1%        96.3%
  Austin                            94.3%                           -2.3%        96.5%
  Houston                           93.7%                            4.8%        89.4%
  Indianapolis                      93.5%                           -2.7%        96.1%
  Eastern Kansas                    93.0%                           -2.7%        95.5%
  Chicago                           94.3%                           -3.6%        97.9%
                                    -----                           -----       ------
    Weighted Average                94.3%                           -2.3%        96.6%
                                    =====                           =====       ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                       $622                  3.7%                   $600
  Atlanta                                      $719                  5.7%                   $680
  Austin                                       $635                  4.0%                   $611
  Houston                                      $696                  1.0%                   $690
  Indianapolis                                 $565                  2.1%                   $553
  Eastern Kansas                               $649                  4.3%                   $622
  Chicago                                      $932                  1.6%                   $917
                                               ----                 -----                   ----
    Weighted Average                           $656                  3.9%                   $632
                                               ====                 =====                   ====

TOTAL PROPERTY REVENUES                            PER MONTH                                 PER MONTH
-----------------------                            ----------                                ---------
  Dallas                     $  7,563,361      $617        $0.75     1.9%  $ 7,420,212      $605     $0.73
  Atlanta                    $  4,960,857      $707        $0.82     5.2%  $ 4,716,833      $672     $0.78
  Austin                     $  2,838,928      $621        $0.87     2.3%  $ 2,774,033      $607     $0.85
  Houston                    $    892,804      $679        $0.77     6.1%  $   841,726      $641     $0.73
  Indianapolis               $  1,692,192      $566        $0.69     1.7%  $ 1,663,792      $557     $0.68
  Eastern Kansas             $  1,733,235      $636        $0.74     2.4%  $ 1,692,888      $621     $0.72
  Chicago                    $  1,124,925      $992        $1.16     1.0%  $ 1,113,333      $982     $1.15
                             ------------      ----        -----    -----  -----------      ----     -----
    Total                    $ 20,806,301      $650        $0.79     2.9%  $20,222,816      $632     $0.77
                             ============      ====        =====    =====  ===========      ====     =====


 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                 - CONTINUED

Excluding Sope IV, Autumn Chase II, Gleneagles II, Greenwood Forest, Pleasant Hill, Willeo Creek, Windbrooke,
Chevy Chase and Willowbrook
                                        7/1/96-9/30/96                            7/1/95-9/30/95
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                     $  3,647,670    $3,569        $4.32     5.5%   $3,458,253    $3,384     $4.09
  Atlanta                    $  1,779,651    $3,045        $3.51    -1.9%   $1,813,590    $3,103     $3.58
  Austin                     $  1,266,644    $3,327        $4.66     0.6%   $1,259,484    $3,308     $4.64
  Houston                    $    434,971    $3,972        $4.50    -7.0%   $  467,474    $4,269     $4.84
  Indianapolis               $    666,464    $2,677        $3.25     6.0%   $  628,554    $2,524     $3.06
  Eastern Kansas             $    713,068    $3,141        $3.65     6.7%   $  668,280    $2,944     $3.42
  Chicago                    $    633,354    $6,702        $7.87     0.9%   $  627,733    $6,643     $7.80
                             ------------    ------        -----    -----   ----------    ------     -----
    Total                    $  9,141,821    $3,427        $4.15     2.4%   $8,923,368    $3,346     $4.05
                             ============    ======        =====    =====   ==========    ======     =====
Operating Efficiency                43.9%                                        44.1%
                                    =====                                        =====

NET OPERATING INCOME                               PER MONTH                                 PER MONTH
--------------------                               ---------                                 ---------
  Dallas                     $  3,915,691      $319        $0.39    -1.2%  $ 3,961,959      $323     $0.39
  Atlanta                    $  3,181,206      $454        $0.52     9.6%  $ 2,903,243      $414     $0.48
  Austin                     $  1,572,284      $344        $0.48     3.8%  $ 1,514,550      $331     $0.46
  Houston                    $    457,832      $348        $0.39    23.3%  $   374,251      $285     $0.32
  Indianapolis               $  1,025,728      $343        $0.42    -0.9%  $ 1,035,238      $346     $0.42
  Eastern Kansas             $  1,020,167      $375        $0.44    -0.4%  $ 1,024,608      $376     $0.44
  Chicago                    $    496,560      $438        $0.51     2.3%  $   485,599      $428     $0.50
                             ------------      ----        -----    -----  -----------      ----     -----
    Total                    $ 11,669,469      $365        $0.44     3.3%  $11,299,447      $353     $0.43
                             ============      ====        =====    =====  ===========      ====      ====
Operating Margin                    56.1%                                        55.9%
                                    =====                                        =====

CAPITAL EXPENDITURES                            (ANNUALIZED)                              (ANNUALIZED)
--------------------                            ------------                              ------------
  Dallas                     $    248,991      $244        $0.29   -23.0%     $323,467      $317     $0.38
  Atlanta                    $     57,293      $ 98        $0.11   -25.3%     $ 76,659      $131     $0.15
  Austin                     $     59,646      $157        $0.22   -11.1%     $ 67,061      $176     $0.25
  Houston                    $     20,715      $189        $0.21    -6.7%     $ 22,201      $203     $0.23
  Indianapolis               $     40,088      $161        $0.20    19.0%     $ 33,683      $135     $0.16
  Eastern Kansas             $     43,681      $192        $0.22    95.4%     $ 22,351       $98     $0.11
  Chicago                    $     26,408      $279        $0.33   -49.2%     $ 51,956      $550     $0.65
                             ------------      ----        -----   ------     --------      ----     -----
    Total                    $    496,822      $186        $0.23   -16.8%     $597,378      $224     $0.27
                             ============      ====        =====   ======     ========      ====     =====


 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                 - CONTINUED

Excluding Sope IV, Autumn Chase II, Gleneagles II, Greenwood Forest, Pleasant Hill, Willeo Creek, Windbrooke,
Chevy Chase and Willowbrook
                                        7/1/96-9/30/96                            7/1/95-9/30/95
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------

REPAIRS AND MAINTENANCE                         (ANNUALIZED)                              (ANNUALIZED)
-----------------------                         ------------                              ------------
  Dallas                     $    645,545    $  632        $0.76    26.2%   $  511,703    $  501     $0.61
  Atlanta                    $    240,181    $  411        $0.47   -12.2%   $  273,529    $  468     $0.54
  Austin                     $    192,833    $  506        $0.71   -16.6%   $  231,155    $  607     $0.85
  Houston                    $     27,577    $  252        $0.29   -39.8%   $   45,838    $  419     $0.47
  Indianapolis               $    144,244    $  579        $0.70    16.5%   $  123,867    $  497     $0.60
  Eastern Kansas             $     86,551    $  381        $0.44    -5.7%   $   91,773    $  404     $0.47
  Chicago                    $    123,269    $1,304        $1.53   -17.3%   $  148,981    $1,577     $1.85
                             ------------    ------        -----    -----   ----------    ------     -----
    Total                    $  1,460,200    $  547        $0.66     2.3%   $1,426,847    $  535     $0.65
                             ============    ======        =====    =====   ==========    ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                              (ANNUALIZED)
-----------------                               ------------                              ------------
  Dallas                     $  1,014,894    $  993        $1.20     7.0%   $  948,165    $  928     $1.12
  Atlanta                    $    347,036    $  594        $0.68     2.0%   $  340,080    $  582     $0.67
  Austin                     $    332,715    $  874        $1.23     0.6%   $  330,666    $  868     $1.22
  Houston                    $    170,328    $1,556        $1.76    -0.3%   $  170,832    $1,560     $1.77
  Indianapolis               $    179,025    $  719        $0.87     0.7%   $  177,828    $  714     $0.87
  Eastern Kansas             $    192,334    $  847        $0.98     8.9%   $  176,550    $  778     $0.90
  Chicago                    $    203,115    $2,149        $2.52     4.5%   $  194,337    $2,056     $2.41
                             ------------    ------        -----     ----   ----------    ------     -----
    Total                    $  2,439,447    $  915        $1.11     4.3%   $2,338,458    $  877     $1.06
                             ============    ======        =====     ====   ==========    ======     =====



 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
              NINE MONTHS ENDED SEPTEMBER 30, 1996 VERSUS NINE MONTHS ENDED SEPTEMBER 30, 1995

Excluding Sope IV, Autumn Chase II, Gleneagles II, Greenwood Forest, Pleasant Hill, Willeo Creek, Windbrooke,
Chevy Chase and Willowbrook
                                        1/1/96-9/30/96                            1/1/95-9/30/95
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                            95.0%                           -1.5%        96.5%
  Atlanta                           94.5%                           -2.0%        96.4%
  Austin                            94.6%                           -1.7%        96.3%
  Houston                           91.7%                            6.0%        86.5%
  Indianapolis                      93.7%                           -0.6%        94.2%
  Eastern Kansas                    91.6%                           -3.1%        94.6%
  Chicago                           94.4%                           -1.0%        95.4%
                                    -----                           -----        -----
    Weighted Average                94.3%                           -1.4%        95.6%
                                    =====                           =====        =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                       $617                  4.2%                   $592
  Atlanta                                      $710                  5.7%                   $671
  Austin                                       $632                  5.2%                   $601
  Houston                                      $697                  2.7%                   $679
  Indianapolis                                 $565                  3.6%                   $545
  Eastern Kansas                               $643                  4.8%                   $613
  Chicago                                      $932                  3.9%                   $897
                                               ----                  ----                   ----
    Weighted Average                           $651                  4.6%                   $622
                                               ====                  ====                   ====

TOTAL PROPERTY REVENUES                            PER MONTH                                 PER MONTH
-----------------------                            ---------                                 ---------
  Dallas                      $22,400,440      $609        $0.74     3.6%  $21,622,558      $588     $0.71
  Atlanta                     $14,661,031      $697        $0.80     5.4%  $13,911,519      $661     $0.76
  Austin                      $ 8,442,100      $616        $0.86     4.3%  $ 8,091,006      $590     $0.83
  Houston                     $ 2,603,915      $661        $0.75    10.8%  $ 2,349,694      $596     $0.68
  Indianapolis                $ 5,000,282      $558        $0.68     3.5%  $ 4,831,888      $539     $0.65
  Eastern Kansas              $ 5,052,868      $618        $0.72     2.6%  $ 4,925,163      $603     $0.70
  Chicago                     $ 3,343,558      $983        $1.15     5.4%  $ 3,171,105      $932     $1.09
                             ------------      ----        -----    -----  -----------      ----     -----
    Total                     $61,504,194      $641        $0.78     4.4%  $58,902,932      $613     $0.74
                              ===========      ====        =====    =====  ===========      ====     =====


 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                 - CONTINUED

Excluding Sope IV, Autumn Chase II, Gleneagles II, Greenwood Forest, Pleasant Hill, Willeo Creek, Windbrooke,
Chevy Chase and Willowbrook
                                        1/1/96-9/30/96                            1/1/95-9/30/95
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                     $ 10,545,735    $3,440        $4.16     6.3%  $ 9,921,528    $3,236     $3.91
  Atlanta                    $  5,421,230    $3,092        $3.57     4.6%  $ 5,183,434    $2,956     $3.41
  Austin                     $  3,728,088    $3,264        $4.58     6.6%  $ 3,496,199    $3,061     $4.29
  Houston                    $  1,368,641    $4,166        $4.72     5.8%  $ 1,293,608    $3,938     $4.46
  Indianapolis               $  1,902,369    $2,547        $3.09     7.1%  $ 1,776,763    $2,379     $2.89
  Eastern Kansas             $  1,978,068    $2,905        $3.38    10.7%  $ 1,787,521    $2,625     $3.05
  Chicago                    $  1,968,907    $6,945        $8.16     5.5%  $ 1,866,120    $6,582     $7.73
                             ------------    ------        -----   ------  -----------    ------     -----
    Total                    $ 26,913,037    $3,363        $4.08     6.3%  $25,325,174    $3,165     $3.84
                             ============    ======        =====   ======  ===========    ======     =====
Operating Efficiency                43.8%                                        43.0%
                                    =====                                        =====

NET OPERATING INCOME                               PER MONTH                                 PER MONTH
--------------------                               ---------                                 ---------
  Dallas                      $11,854,705      $322        $0.39     1.3%  $11,701,031      $318     $0.38
  Atlanta                     $ 9,239,801      $439        $0.51     5.9%  $ 8,728,084      $415     $0.48
  Austin                      $ 4,714,012      $344        $0.48     2.6%  $ 4,594,807      $335     $0.47
  Houston                     $ 1,235,275      $313        $0.36    17.0%  $ 1,056,087      $268     $0.30
  Indianapolis                $ 3,097,912      $346        $0.42     1.4%  $ 3,055,124      $341     $0.41
  Eastern Kansas              $ 3,074,801      $376        $0.44    -2.0%  $ 3,137,641      $384     $0.45
  Chicago                     $ 1,364,104      $401        $0.47     4.5%  $ 1,304,985      $384     $0.45
                              -----------      ----        -----    -----  -----------      ----     -----
    Total                     $34,580,610      $360        $0.44     3.0%  $33,577,758      $350     $0.42
                              ===========      ====        =====    =====  ===========      ====     =====
Operating Margin                    56.2%                                        57.0%
                                    =====                                        =====

CAPITAL EXPENDITURES                            (ANNUALIZED)                              (ANNUALIZED)
--------------------                             -----------                              ------------
  Dallas                     $    559,163      $182        $0.22   -20.2%   $  700,546      $228     $0.28
  Atlanta                    $    249,272      $142        $0.16    25.0%   $  199,370      $114     $0.13
  Austin                     $    187,716      $164        $0.23    12.7%   $  166,520      $146     $0.20
  Houston                    $     65,016      $198        $0.22   104.3%   $   31,825      $ 97     $0.11
  Indianapolis               $     91,100      $122        $0.15    30.2%   $   69,946      $ 94     $0.11
  Eastern Kansas             $     80,621      $118        $0.14    47.2%   $   54,781      $ 80     $0.09
  Chicago                    $     86,648      $306        $0.36   -41.1%   $  147,161      $519     $0.61
                             ------------      ----        -----   ------   ----------      ----     -----
    Total                    $  1,319,536      $165        $0.20    -3.7%   $1,370,148      $171     $0.21
                             ============      ====        =====   ======   ==========      ====     =====


 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                 - CONTINUED

Excluding Sope IV, Autumn Chase II, Gleneagles II, Greenwood Forest, Pleasant Hill, Willeo Creek, Windbrooke,
Chevy Chase and Willowbrook
                                        1/1/96-9/30/96                            1/1/95-9/30/95
                               ---------------------------------      %   --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft   Change    Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------   ------   ----------  -------- ---------

REPAIRS AND MAINTENANCE                         (ANNUALIZED)                              (ANNUALIZED)
-----------------------                         ------------                              ------------
  Dallas                     $  1,703,773    $  556        $0.67    21.0%   $1,408,150    $  459     $0.56
  Atlanta                    $    725,501    $  414        $0.48     5.6%   $  686,792    $  392     $0.45
  Austin                     $    537,400    $  470        $0.66    -5.6%   $  569,383    $  498     $0.70
  Houston                    $     99,037    $  301        $0.34     2.4%   $   96,724    $  294     $0.33
  Indianapolis               $    361,336    $  484        $0.59    14.9%   $  314,425    $  421     $0.51
  Eastern Kansas             $    259,626    $  381        $0.44    16.4%   $  223,062    $  328     $0.38
  Chicago                    $    346,661    $1,223        $1.44    -2.3%   $  354,849    $1,252     $1.47
                             ------------    ------        -----    -----   ----------    ------     -----
    Total                    $  4,033,334    $  504        $0.61    10.4%   $3,653,386    $  457     $0.55
                             ============    ======        =====    =====   ==========     =====    ======

REAL ESTATE TAXES                               (ANNUALIZED)                              (ANNUALIZED)
-----------------                               ------------                              ------------
  Dallas                     $  3,008,678    $  981        $1.19     6.2%   $2,832,467    $  924     $1.12
  Atlanta                    $  1,122,272    $  640        $0.74    10.0%   $1,020,240    $  582     $0.67
  Austin                     $    998,145    $  874        $1.23     0.6%   $  991,998    $  868     $1.22
  Houston                    $    518,985    $1,580        $1.79     1.3%   $  512,496    $1,560     $1.77
  Indianapolis               $    537,075    $  719        $0.87     0.7%   $  533,484    $  714     $0.87
  Eastern Kansas             $    568,289    $  834        $0.97     7.3%   $  529,650    $  778     $0.90
  Chicago                    $    647,024    $2,282        $2.68     2.2%   $  633,307    $2,234     $2.62
                             ------------    ------        -----    -----   ----------    ------     -----
    Total                    $  7,400,469    $  925        $1.12     4.9%   $7,053,642    $  882     $1.07
                             ============    ======        =====    =====   ==========    ======     =====



AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION
As of September 30, 1996

                                                                                      Qtr ended
                                                                                    Sept 30, 1996
                                                               Approx-                 Average     Qtr ended
                                                                imate                Rental Rate    Sept 30
                                                       Number  Rentable   Average   -------------    1996
                                     Year     Year       of     Area     Unit Size  Per      Per    Average
PROPERTIES          Location       Acquired Completed   Units  (Sq Ft)    (Sq ft)   Unit    Sq Ft  Occupancy
----------          --------       -------- ---------  ------ ---------  ---------  ----    ----- -----------
DALLAS/FT.
WORTH, TX
----------
Amli:
 at Autumn Chase    Carrollton, TX     1991      1987     226   180,868        800  $640    $0.80       92.8%
                                                                                   lease    lease       lease
 at Autumn Chase II Carrollton, TX               1996     224   193,420        863   up       up          up
 at Bear Creek      Euless, TX         1989      1986     350   275,010        786   565     0.72       94.9%
 at Chase Oaks      Plano, TX          1994      1986     250   193,736        775   660     0.85       94.9%
 at Gleneagles      Dallas, TX         1988      1987     326   274,300        841   618     0.73       97.8%
 on the Green       Ft. Worth, TX      1994   1990/93     424   358,560        846   679     0.80       96.3%
 at Nantucket       Dallas, TX         1988      1986     312   222,208        712   527     0.74       94.8%
 of North Dallas    Dallas, TX      1989/90   1985/86   1,032   905,590        878   624     0.71       95.2%
 at Reflections     Irving, TX         1993      1986     212   174,332        822   647     0.79       90.0%
 on Rosemeade       Dallas, TX         1990      1987     236   205,382        870   635     0.73       95.5%
 on Timberglen      Dallas, TX         1990      1985     260   201,198        774   572     0.74       95.5%
 at Valley Ranch    Irving TX          1990      1985     460   389,940        848   659     0.78       93.8%
                                                        ----- ---------        ---  ----    -----      ------
  Subtotal-Dallas/
   Ft. Worth, TX                                        4,312 3,574,544        829  $622    $0.75       94.9%
                                                        ----- ---------        ---  ----    -----      ------

ATLANTA, GA
-----------
Amli:
 at Sope Creek      Marietta, GA              1982/83     463   424,837        918  $661    $0.72       91.9%
 at Sope Creek
  Phase IV          Marietta, GA                 1995     232   207,556        895   747     0.84       94.7%
 at Spring Creek    Dunwoody, GA             1985/86/   1,180 1,080,560        916   702     0.77       95.4%
                                                87/89
 at Vinings         Atlanta, GA        1992      1985     208   229,708      1,104   783     0.71       94.5%
 at West Paces      Atlanta, GA        1993      1992     337   314,707        934   861     0.92       93.6%
                                                       ------ ---------      -----  ----    -----      ------
  Subtotal-
  Atlanta, GA                                           2,420 2,257,368        933  $728    $0.78       94.3%
                                                       ------ ---------      -----  ----    -----      ------


                                                                                      Qtr ended
                                                                                    Sept 30, 1996
                                                               Approx-                 Average     Qtr ended
                                                                imate                Rental Rate    Sept 30
                                                       Number  Rentable   Average   -------------    1996
                                     Year     Year        of    Area     Unit Size  Per      Per    Average
PROPERTIES          Location       Acquired Completed   Units  (Sq Ft)    (Sq ft)   Unit    Sq Ft  Occupancy
----------          --------       -------- ---------  ------ ---------  ---------  ----    ----- -----------
AUSTIN, TEXAS
-------------
Amli:
 at the Arboretum   Austin, TX         1986      1983     231   178,116        771  $689    $0.89       93.2%
 in Great Hills     Austin, TX         1991      1985     344   256,892        747   672     0.90       93.8%
 at Martha's
 Vineyard           Austin, TX         1992      1986     360   253,328        704   625     0.89       90.2%
                                                        -----   -------        ---  ----    -----       -----
  Subtotal-
  Austin, TX                                              935   688,336        736  $658    $0.89       92.3%
                                                        -----   -------        ---  ----    -----       -----
EASTERN KANSAS
--------------
Amli:
 at Alvamar         Lawrence, KS       1994      1989     152   125,800        828  $651    $0.79       93.4%
 at Crown Colony    Topeka, KS         1994      1986     156   120,984        776   553     0.71       91.5%
 at Regents Center  Overland Park, KS  1994   1991-95     300   274,170        914   744     0.81       92.1%
 at Sherwood        Topeka, KS         1994      1993     300   260,340        868   602     0.69       94.3%
                                                         ----   -------        ---   ---    -----       -----
  Subtotal
   -Eastern KS                                            908   781,294        860  $649    $0.75       93.0%
                                                         ----   -------        ---  ----    -----       -----
INDIANAPOLIS, IN
----------------
Amli:
 at Riverbend       Indianapolis, IN1992/93   1983/85     996   820,712        824  $565    $0.69       93.5%
                                                         ----   -------        ---  ----    -----       -----

CHICAGO, IL
------------
Amli:
 at Park Sheridan   Chicago, IL        1989      1986     253   216,315        855  $875    $1.02       94.1%
                                                         ----   -------        ---  ----    -----       -----

  TOTAL
   PROPERTIES                                           9,824 8,338,569        849  $656    $0.77       94.2%
                                                        ===== =========        ===  ====    =====       =====



                                                                                      Qtr ended
                                                                                    Sept 30, 1996
                                                               Approx-                 Average     Qtr ended
                                                                imate                Rental Rate    Sept 30
                                                       Number  Rentable   Average   -------------    1996
                                     Year     Year        of    Area     Unit Size  Per      Per    Average
PROPERTIES          Location       Acquired Completed   Units  (Sq Ft)    (Sq ft)   Unit    Sq Ft  Occupancy
----------          --------       -------- ---------  ------ ---------  ---------  ----    ----- -----------

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA

Amli:                                                                              lease    lease       lease
 at Pleasant Hill   Atlanta                      1996     502   501,816      1,000   up       up          up
 at Towne Creek     Gainesville, GA              1989     150   121,722        811  $625     0.77       93.8%
 at Willeo Creek    Roswell, GA        1995      1989     242   297,302      1,229   771     0.63       95.7%
                                                         ----   -------      -----  ----    -----      ------
  Subtotal-
   Atlanta, GA                                            894   920,840      1,030  $715    $0.67       95.0%
                                                         ----   -------      -----  ----    -----      ------

CHICAGO, IL
-----------
Amli:
 at Prairie
 Court              Chicago, IL                  1987     125   105,578        845$1,048    $1.24       94.9%
 at Windbrooke      Chicago, IL        1995      1987     236   213,160        903   914     1.01       94.2%
 at Chevy Chase     Chicago, IL        1996      1988     592   480,676        812   876     1.01       94.4%
 at Willowbrook     Chicago, IL        1996      1987     488   418,404        857   862     1.01       93.5%
                                                         ----   -------        ---------    -----       -----
  Subtotal-
  Chicago, IL                                           1,441 1,217,818        845  $892    $1.06       94.1%
                                                        ----- ---------        ---  ----    -----       -----

AUSTIN, TX
----------
Amli:
 at Park Place      Austin, TX         1994      1985     588   397,968        677  $599    $0.89       97.6%
                                                       ------ ---------        ---  ----    -----       -----



                                                                                      Qtr ended
                                                                                    Sept 30, 1996
                                                               Approx-                 Average     Qtr ended
                                                                imate                Rental Rate    Sept 30
                                                       Number  Rentable   Average   -------------    1996
                                     Year     Year        of    Area     Unit Size  Per      Per    Average
PROPERTIES          Location       Acquired Completed   Units  (Sq Ft)    (Sq ft)   Unit    Sq Ft  Occupancy
----------          --------       -------- ---------  ------ ---------  ---------  ----    ----- -----------

HOUSTON, TX
Amli at:
 Champions Centre   Houston, TX        1994      1994     192   164,480        857  $720    $0.84       94.3%
 Champions Park     Houston, TX        1994      1991     246   221,646        901   678     0.75       93.2%
 Greenwood Forest   Houston, TX        1995      1995     316   310,844        984   724     0.74       90.9%
                                                         ----   -------        ---  ----    -----       -----
   Subtotal-
     Houston, TX                                          754   696,970        924  $708    $0.77       92.5%
                                                         --------------       ----  ----    -----       -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                          3,677 3,233,596        879  $772    $0.90       94.5%
                                                       ================        ===  ====    =====       =====
  TOTAL                                                13,50111,572,165        857  $685    $0.80       94.2%
                                                       ================        ===  ====    =====       =====


Note:    Weighted average rental rate and weighted average occupancy exclude Autumn Chase II and Pleasant Hill which were in lease up during this quarter.



                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                             DEVELOPMENT ACTIVITY
                                              THIRD QUARTER 1996
                           Total                    Construc-                                Percent
                 Number    Cost      Esti- Percent    tion     First    Comple-   Stabili-  Construc-
                   of      (mil-     mated  Owner-    Start    Units     tion      zation     tion    Percent
Community Name    Units    lions)    Yield   ship     Date    Occupied   Date       Date    Complete  Leased
--------------   ------    ------    ----- -------  --------- --------  -------   --------  --------- -------

FINAL
LEASE-UP

ATLANTA,
GEORGIA
-------

AMLI at:
 Pleasant Hill      502     $26.6    12.1%     40%      3Q/94    2Q/95    3Q/96      4Q/96       100%     99%

DALLAS,
TEXAS
-------

AMLI at:
 Autumn Chase II    224     $11.2    11.0%    100%      1Q/95    4Q/95    3Q/96      4Q/96       100%     98%

UNDER
CONSTRUCTION
------------

ATLANTA,
GEORGIA
-------
Amli at:
 Barrett Lakes      446     $27.8    10.2%     35%      3Q/95    4Q/96    4Q/97      2Q/98        36%      4%
 River Park         222     $15.4     9.6%     40%      4Q/95    4Q/96    2Q/97      4Q/97        40%     N/A
 Peachtree City     312     $21.9    10.0%    100%      3Q/96    2Q/97    1Q/98      3Q/98         7%     N/A
 Northwinds I       400     $26.8    10.0%    100%      3Q/96    2Q/97    2Q/98      4Q/98         2%     N/A

DALLAS, TEXAS
-------------
Amli at:
 Gleaneagles II     264     $13.8    10.9%    100%      3Q/95    2Q/96    4Q/96      2Q/97        86%     68%
 Fossil Creek       384     $23.7    10.1%     25%      3Q/96    2Q/97    1Q/98      1Q/99         4%     N/A
 Autumn Chase III   240     $14.1    10.5%    100%      3Q/96    2Q/97    4Q/97      2Q/98         0%     N/A




                           Total                    Construc-                                Percent
                 Number    Cost      Esti- Percent    tion     First    Comple-   Stabili-  Construc-
                   of      (mil-     mated  Owner-    Start    Units     tion      zation     tion    Percent
Community Name    Units    lions)    Yield   ship     Date    Occupied   Date       Date    Complete  Leased
--------------   ------    ------    ----- -------  --------- --------  -------   --------  --------- -------

AURORA, ILLINOIS
----------------
Amli at:
 Aurora
  Crossing          272     $24.5     9.8%     25%      2Q/96    4Q/96    3Q/97      4Q/97        23%     N/A

OVERLAND PARK,
KANSAS
--------------
Amli at:
 Regents
  Center III        124      $7.7    10.3%    100%      3Q/95    3Q/96    4Q/96      2Q/97        69%      8%
 Crown Colony II     64      $3.6     8.0%    100%      2Q/96    1Q/97    2Q/97      3Q/97        23%     N/A
                  -----    ------    -----    ----      -----    -----    -----      -----        ---    ----
Total/Average     2,728    $179.3    10.1%
                 ======    ======    =====


                           Total                    Construc-                                Percent
                 Number    Cost      Esti- Percent    tion     First    Comple-   Stabili-  Construc-
                   of      (mil-     mated  Owner-    Start    Units     tion      zation     tions   Percent
Community Name    Units    lions)    Yield   ship     Date    Occupied   Date       Date    Complete  Leased
--------------   ------    ------    ----- -------  --------- --------  -------   --------  --------- -------

PLANNING STAGE
--------------

ATLANTA, GEORGIA
----------------
Amli at:
 Northwinds
 II & III           400

DALLAS,
TEXAS
-------
Amli on:
 the Parkway
 (Rosemeade II)     234

AUSTIN, TEXAS
-------------
Amli at:
 Wells Branch       576

AURORA,
ILLINOIS
--------
Amli at:
 Oakhurst North     464




                       The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform
                       Act of 1995 and Section 21E of the Securities Exchange Act of 1934.  The projections contained in the table above that are not historical facts are forward-looking statements.
                       Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements made include:  development opportunities may be abandoned;  construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.